Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Marketfield Fund (the “Fund”)
A series of Trust for Professional Managers (the “Trust”)

Supplement dated October 21, 2016 to the
Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated April 8, 2016, as previously supplemented

Effective immediately, the following disclosure in the Fund’s Prospectus and Summary Prospectus is hereby revised to make non-material changes to the Fund’s principal investment strategy.  The change is to clarify the Fund’s investment exposure to foreign securities, including emerging market securities.

The third paragraph under the sub-heading entitled “Principal Investment Strategies” on page 2 of the “Summary Section” of the Prospectus is hereby revised as follows:

“The Fund’s equity securities investments may include common and preferred stocks of United States companies of any size.  The Fund may take long and short positions in equity securities of foreign companies of any size, including securities issued by corporations or governments located in developing or emerging markets.  The amount of Fund assets invested in foreign securities may vary based on market conditions.  However, under normal market conditions, the Adviser expects the Fund will invest approximately 50% of the Fund’s net assets in foreign securities, including securities of issuers located in emerging markets.  The Adviser has discretion to determine the countries considered to be emerging market countries, taking into consideration factors such as the development of a country’s financial and capital markets, inclusion of a country in an index representative of emerging markets, and country classifications used by the World Bank, International Monetary Fund or United Nations.  The Fund’s investments in foreign securities may include, but are not limited to, American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”).  The Fund’s investments in other investment companies, including ETFs, and derivative type transactions will be considered “foreign” if the underlying assets represented by the investment are determined to have exposure to foreign securities, including emerging market securities.  Also, with respect to 50% of the Fund’s net assets, the Fund may engage in short sales of securities or other derivative type transactions (specifically options, forward contracts, forward foreign currency contracts entered into for other than bona fide hedging purposes, futures contracts and swap agreements) to profit from an anticipated decline in the price of the securities sold short.”

Also effective immediately, all references to the Fund’s phone number as 1-800-311-MKTFLD in the Prospectus, Summary Prospectus and SAI, are hereby replaced with 1-800-311-MKTD (6583).

Please retain this supplement with your Prospectus, Summary Prospectus and SAI